UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2016

CESCA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road

Rancho Cordova, California 95742

(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Boyalife Financing Transaction

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2016 (the “Initial 8-K”), Cesca Therapeutics Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) on February 2, 2016 with Boyalife Investment Inc. (“Boyalife USA”) and Boyalife (Hong Kong) Limited (“Boyalife HK” and, together with Boyalife USA, the “Investors”), pursuant to which the Company agreed to issue to the Investors in two closings shares of the Company’s Common Stock, senior secured three-year convertible debentures (the “Debentures”) and (iii) five-year warrants to purchase additional shares of the Company’s Common Stock (the “Warrants” and, such transaction, the “Boyalife Financing”).

On February 13, 2016, the Company and the Investors completed the first closing under the Purchase Agreement (the “Initial Closing”). At the Initial Closing as contemplated by the Purchase Agreement, the Company and the Investors entered into a Nomination and Voting Agreement dated as of the Initial Closing (the “Voting Agreement”), pursuant to which the Investors will have the right to nominate up to three members of the Company’s Board of Directors, and the Company and Boyalife USA entered into a Security Agreement dated as of the Initial Closing (the “Security Agreement”), pursuant to which the Company granted Boyalife USA a first priority senior lien and security interest over substantially all of the Company’s assets to secure the Company’s obligations under the Debentures. The terms of the Voting Agreement and the Security Agreement were previously disclosed in the Initial 8-K.

Closing of Sabby Restructuring Transaction

As previously disclosed in the Initial 8-K, the Company entered into a Consent, Repayment and Release Agreement on February 2, 2016 (the “Consent, Repayment and Release Agreement”) with Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (the “Sabby Funds”). On February 16, 2016 and in connection with a payment of $7.5 million in the aggregate to the Sabby Funds by the Company pursuant to the terms and conditions of the Consent, Repayment and Release Agreement, the Company and each of the Sabby Funds entered into a Series A Warrant Amendment (the “Series A Warrant Amendments”), which such Series A Warrant Amendments amended the per share exercise price of the currently outstanding Series A Warrants (the “Series A Warrants”) to purchase shares of the Company’s Common Stock from $0.68 to $0.40. The terms of the Series A Warrant Amendments were previously disclosed in the Initial 8-K.

The information disclosed in Item 1.02, 2.03, 3.02, 3.03 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information disclosed in Item 1.01, 2.03, 3.02 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On February 16, 2016 pursuant to the terms and conditions of the Consent, Repayment and Release Agreement, the Company paid to the Sabby Funds an aggregate of $7.5 million (the “Payment Amount”) to repay and retire all outstanding principal and interest under the senior secured convertible debentures in the principal face amount of $5.5 million issued to the Sabby Funds on August 31, 2015 (the “Sabby Debentures”), which such Sabby Debentures were immediately thereafter cancelled and terminated. Additionally, upon receipt of the Payment Amount on February 16, 2016 pursuant to the terms and conditions of the Consent, Repayment and Release Agreement, all outstanding and unexercised Series B Warrants (the “Series B Warrants”) to purchase shares of the Company’s Common Stock held by the Sabby Funds were surrendered to the Company and thereafter terminated, and the Registration Rights Agreement dated August 31, 2015 by and among the Company and the Sabby Funds (the “Registration Rights Agreement”), which obligated the Company to register shares of the Company’s Common Stock issuable upon conversion of the Sabby Debentures and issuable upon exercise of the Series A Warrants and Series B Warrants, was terminated together with all liabilities for the payment of liquidated damages accrued thereunder. The terms of the Consent, Repayment and Release Agreement, together with the transactions contemplated thereby including the termination of the Series B Warrants and Registration Rights Agreement, were previously disclosed in the Initial 8-K.

Item 2.02 Results of Operations and Financial Condition

On February 16, 2016, Cesca Therapeutics Inc. issued a press release announcing its results of operations and financial condition for the second quarter of fiscal year 2016. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

This press release includes adjusted EBITDA, which is a financial measure that is not determined in accordance with United States generally accepted accounting principles “U.S. GAAP”.  Adjusted EBITDA represents loss from operations excluding amounts for depreciation and amortization and stock-based compensation expense. Adjusted EBITDA should not be considered in isolation or as a substitute for net loss as a measure of performance.  A reconciliation to the comparable U.S. GAAP measure is provided in the accompanying financial summaries.

The information contained in this Item 2.02 and in Exhibits 99.1 attached to this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 and 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

As a result of issuing the Debentures, as of the Subsequent Closing the Company is indebted to Boyalife USA in the amount of $12.5 million. The Company’s payment obligations under the Debentures is secured by a first priority senior lien and security interest over substantially all of the Company’s assets pursuant to the terms and conditions of the Security Agreement. The terms of the Debentures and the Security Agreement were previously disclosed in the Initial 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

The information disclosed in Item 1.01, 1.02 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the terms of the Purchase Agreement, at the Initial Closing the Company sold and issued to (i) Boyalife HK 14,705,882 shares of the Company’s Common Stock (the “Shares”) at a purchase price of $0.17 per share (the “Stock Price”) together with Warrants to purchase up to 11,764,706 shares of the Company’s Common Stock, and (ii) Boyalife USA a Debenture with an outstanding principal amount of $8 million together with Warrants to purchase up to 37,647,059 shares of the Company’s Common Stock. At the Initial Closing, the Company received aggregate cash proceeds from the Investors of $10.5 million (the “Initial Closing Proceeds”). The Company used $7.5 million of the Initial Closing Proceeds to pay to the Sabby Funds the Payment Amount on February 16, 2016.

Additionally, on February 16, 2016, the Company and the Investors completed the second closing under the Purchase Agreement (the “Subsequent Closing”). At the Subsequent Closing, the Company sold and issued to Boyalife USA an additional $4.5 million of Debentures together with Warrants to purchase up to 21,176,470 shares of the Company’s Common Stock. At the Subsequent Closing, the Company received aggregate cash proceeds from the Investors of $4.5 million.

As a result of the Subsequent Closing, the Investors will own (i) an aggregate of 14,705,882 shares of the Company’s Common Stock, (ii) Warrants to purchase an aggregate of 70,588,235 shares of the Company’s Common Stock and (iii) Debentures convertible into 122,058,824 shares of the Company’s Common Stock, assuming such Debentures were converted in full at maturity together with all accrued interest.

The terms of the Shares, the Debentures, the Warrants and the transactions contemplated by the Purchase Agreement were previously disclosed in the Initial 8-K.

The issuance of the Shares, the Debentures and the Warrants pursuant to the Purchase Agreement, together with the issuance of the shares of the Company’s Common Stock upon conversion of the Debentures and exercise of the Warrants, is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. No underwriting discounts or commissions are or will be payable as a result of the offer, sale and issuance by the Company of the Shares, the Debentures and the Warrants, or the shares of the Company’s Common Stock upon conversion of the Debentures and exercise of the Warrants.

On December 3, 2015, December 30, 2015 and February 16, 2016, the Company issued an aggregate of 785,734, 1,348,469 and 2,500,000 shares of the Company’s Common Stock to accredited investors upon such investors’ successive exercise of warrants to purchase shares of the Company’s Common Stock pursuant to the cashless exercise features thereof. As a result of the Initial Closing, the Company has issued more than 5% of its outstanding shares of Common Stock in unregistered transactions in the aggregate since the last report that it filed under Item 3.02 with the SEC. The above-described issuances have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering, in which the investors have represented that they are accredited, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. After the above-described issuances and the issuance of the Shares at the Initial Closing (and taking into account registered stock issuances), the Company has 60,013,350 shares of Common Stock issued and outstanding.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On February 16, 2016, pursuant to the terms of the Series A Warrant Amendments, the per share exercise price of the outstanding Series A Warrants were reduced from $0.68 to $0.40. There are currently 8,088,235 outstanding and exercisable Series A warrants to purchase shares of the Company’s Common Stock. Upon termination of the Registration Rights Agreement, the Company is no longer required to register for resale on behalf of the Sabby Funds the shares of Common Stock issuable upon exercise of the Series A Warrants.

Item 5.01 Changes in Control of Registrant.

The information disclosed in Item 1.01, 1.02, 2.03, 3.02 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

The Boyalife Financing may result in a change of control of the Company. As a result of the Subsequent Closing and assuming the conversion of the Debentures and exercise of the Warrants in full, the Investors will own approximately 77% of the Company’s outstanding Common Stock on a fully-diluted basis (based on the capitalization of the Company as of the date of this Current Report on Form 8-K).

Item 8.01 Other Events.

On February 16, 2016, the Company issued a press release announcing the closings of the Boyalife Financing and other related transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information contained in this Item 8.01 and in Exhibits 99.1 attached to this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Cesca Therapeutics Inc. dated February 16, 2016

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements related to the consummation and timing of the Boyalife Financing and the Sabby Restructuring. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 and in its other filings from time to time filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2016	Cesca Therapeutics Inc.,
a Delaware Corporation

/s/ Robin C. Stracey
Robin C. Stracey Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Press Release of Cesca Therapeutics Inc. dated February 16, 2016